7. OIL AND GAS PROPERTIES	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
OIL AND GAS PROPERTIES

The following tables summarize the Company’s oil and gas activities by classification for the year ended December 31, 2012 and the period from February 9, 2011 (Inception) through December 31, 2011:

	January 1, 2012	Additions	Disposals	Transfers	December 31, 2012
Unproved properties	1,724,234	78,427	-	(697,016)	1,105,645
Proved properties	-	5,532,519	(3,750,000)	697,016	2,479,535
Asset retirement costs	-	16,552	-	-	16,552
Accumulated depreciation depletion and impairment	-	(270,676)	15,014	-	(255,662)
Total oil and gas assets	1,724,234	5,356,822	(3,734,986)	-	3,346,070

	February 9, 2011	Additions	Disposals	Transfers	December 31, 2011
Unproved properties	-	4,914,624	(3,190,390)	-	1,724,234
Proved properties	-	-	-	-	-
Asset retirement costs	-	-	-	-	-
Accumulated depreciation, depletion and impairment	-	-	-	-	-
Total oil and gas assets	-	4,914,624	(3,190,390)	-	1,724,234

Niobrara Asset

The Company acquired oil and gas interests in Colorado in a geologic formation known as the Niobrara formation (“the Niobrara Asset”) on October 31, 2011 for a total cost of $4,914,624. The Company assigned 62.50% ($3,071,640) of the value of the Niobrara interest acquired to Condor, of which the Company owns 20%. The following table details the purchase price components:

Purchase Consideration	Amount
Cash paid at closing	$2,827,387
Amount payable in cash or Series A Preferred Stock on November 13, 2012	1,000,000	(1)
Carried interest obligation	699,372	(2)
Common stock issued for services	28,560	(3)
Series A Preferred Stock issuable	172,500	(4)
Other acquisition costs	186,805
Ending balance	$4,914,624

(1)	The Company agreed to issue 444,445 shares of Series A Preferred Stock on November 13, 2012, subject to a guaranteed minimum value of $1 million of the preferred stock. At November 13, 2012, the Sellers had the option to elect to receive the fixed number of 444,445 shares or $1 million in cash, due and payable within five days of their written election to receive cash in lieu of the shares. The agreement does not provide the Sellers the option for a variable number of shares based on the per share value. The obligation of $1 million was recorded in accrued expenses on the date of the transaction. The Company received elections from the Sellers requesting payment of the obligation in cash due on or about November 20, 2012. On November 26, 2012, the Agreement was amended to provide for the payment of $100,000 to the Sellers, and 44,445 shares of the preferred stock valued at $100,000 to extend the $1 million payment to the Sellers until February 18, 2013. The fair value of $280,001 of the 44,445 preferred shares issued and the $100,000 payment were recorded as interest expense in 2012. The Company subsequently paid the $1 million on February 18, 2013.

(2)	The Company agreed to provide the Sellers a carried interest for $699,372 of their share of future drilling costs and was recorded as a liability on the date of the transaction, of which $279,748 was paid in the three months ending June 30, 2012 and the remaining $419,624 was satisfied in the three months ending September 30, 2012 through the issuance on September 24, 2012 of 93,250 shares of the Company’s Series A Preferred Stock with a fair value of $559,498. The Company recorded a loss on settlement of payables of $139,874.
(3)	The Company issued 95,199 shares of common stock in 2011 in connection with the acquisition at a grant date fair value of $28,560 to a related party due diligence provider, South Texas Reservoir Alliance, LLC (“STXRA”).
(4)	The Company issued 76,667 shares of Series A Preferred Stock in February 2012 at a grant date fair value of $2.25 per share, or $172,500, to STXRA in exchange for the portion of working interests earned for worked performed in the transaction.

One of the sellers, Esenjay Oil & Gas, Ltd. ("Esenjay"), retains an overriding royalty interest in the production from the leases assigned equal to the amount, if positive, by which twenty percent (20%) of production exceeds the aggregate of all landowner royalties, overriding royalties and other burdens measured or payable out of the production that cover or affect the subject leases.

The depletion recorded for production on proved properties for the year ended December 31, 2012 amounted to $90,414. The Company recorded impairment of leases for the year ended December 31, 2012 of $180,262 for lease acreage that expired during the year due to non-renewals or non-utilization of leases.

During the year ended December 31, 2012, the Company began drilling operations on its FFT2H, Logan 2H and Waves 1H wells. The Company completed the FFT2H well in July 2012 and incurred $1,143,100 in drilling and completion costs. As of December 31, 2012, the Company has incurred $246,365 and $263,382 in drilling costs related to the Logan 2H and Waves 1H wells, respectively, which were completed subsequent to December 31, 2012. As a result of this drilling the Company reclassified $697,016 of the carrying value of the properties from unproved to proved property.

Eagle Ford Asset

On March 29, 2012, the Company acquired Excellong E&P-2, Inc., a Texas corporation for a total purchase price of $3.75 million. Excellong E&P-2’s sole asset was an approximately 8% working interest in certain oil and gas leases covering approximately 1,650 net acres in the Leighton Field located in McMullen County, Texas, which is currently producing oil and natural gas from the Eagle Ford shale formation. This area is currently producing oil and natural gas from three wells, but the remainder of the acreage is under development. The Company transferred these assets to White Hawk. See Note 8.

Guijarral Hills Exploitation Project

In October 2010, Blast entered into Farmout Agreement with Solimar Energy LLC (“Solimar”), to participate in an exploration project in the Guijarral Hills Field located in the San Joaquin basin of central California. In 2011, an initial exploratory well (the “Solimar Well”) was drilled on the project, but the zones tested did not result in an oil-producing well. On August 6, 2012, Solimar notified its desire to assign the Solimar Well to Vintage Production California LLC (“Vintage”), the lessor of the well in return for payment of the salvage value of the equipment in the Solimar Well. The Company elected to give up its right to take over the well and all related plugging and abandonment obligations, and agreed to assign its interest in the well to Vintage. As of August 10, 2012, Solimar had offered the well assignment to Vintage but Vintage had not yet responded as to its intentions whether to accept it or not. The Guijarral Hills Field lease expired pursuant to its own terms on September 30, 2012. In connection with the allocation of the purchase price in the Merger, no value was attributed to the Guijarral Project.